UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 15, 2009

River Valley Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-21765	35-1984567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Clifty Drive, P.O. Box 1590, Madison, Indiana		47250-0590
(Address of Principal Executive Offices)		(Zip Code)

(812) 273-4949
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 15, 2009, the Company issued a press release announcing that the Board of Directors had declared a cash dividend of $0.21 per common share for the quarter ending December 31, 2009. The dividend is payable January 15, 2010, to shareholders of record on December 31, 2009.  The press release is furnished and attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press Release dated December 15, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 16, 2009	RIVER VALLEY BANCORP

	By:	/s/ Vickie L. Grimes
Vickie L. Grimes Vice President of Finance

EXHIBIT INDEX

Exhibit Number	Exhibit Description	Location

99.1	Press Release dated December 15, 2009	Attached